Exhibit 99.1

OCEAN PARTNERS Y.O.D.M LTD.

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019

OCEAN PARTNERS Y.O.D.M LTD.

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019

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REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS OF

Ocean Partners Y.O.D.M Ltd.

We have audited the accompanying balance sheets of Ocean Partners Y.O.D.M Ltd. (hereinafter: “the Company”) as of December 31, 2019 and 2018 and the related statements of operations and statements of changes in stockholders’ equity for each of the years then ended. These financial statements are the responsibility of the board of directors and management of the Company. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Israel, including those prescribed by the Israeli Auditors’ Regulations (Mode of Performance), 1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the board of directors and by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, the results of its operations and its equity for each of the years then ended in conformity with accounting principles generally accepted in Israel (Israeli GAAP).

Jerusalem, Israel

March 26, 2020

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OCEAN PARTNERS Y.O.D.M LTD.

STATEMENTS OF FINANCIAL POSITION

(In NIS)

		December 31,	December 31,
	Note	2019	2018
ASSETS
Current Assets
Cash and cash equivalents		341,244	359,948
Short-term bank deposits	3	40,738	270,989
Trade receivables		138,988	212,023
Accounts receivable	4	130,643	59,501
		651,613	902,461

Non-Current Assets
Fixed assets, net	5	120,271	134,847

		771,884	1,037,308

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Trade payables		41,818	45,552
Accounts payable	6	83,498	179,232
		125,316	224,784

STOCKHOLDERS’ EQUITY

Share capital	7	10	10
Additional paid-in capital		869,990	869.,990
Accumulated deficit		(223,432)	(57,476)
		646,568	812,524

		771,884	1,037,308

The accompanying notes are an integral part of the financial statements.

March 26, 2020
Date of Approval of Financial Statements	Chairman of the Board of Directors

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OCEAN PARTNERS Y.O.D.M LTD.

STATEMENTS OF OPERATIONS

(In NIS)

		For the Year Ended December 31,
	Note	2019	2018

Revenues from management fees		2,069,402	3,346,421
Operating costs	9	1,368,445	1,912,626
General and administrative costs	10	918,645	1,292,372
Operating profit (loss)		(217,688)	141,423

Financing expenses, net		(3,268)	(6,599)

Operating profit (loss) prior to taxes on income		(220,956)	134,824

Taxes on Income		55,000	-

Net profit (loss) for the year		(165,956)	134,824

The accompanying notes are an integral part of the financial statements.

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OCEAN PARTNERS Y.O.D.M LTD.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(In NIS)

	Share	Additional Paid-in	Accumulated	Total Stockholders’
	Capital	Capital	Deficit	Equity

Balance as of January 1, 2018	10	869,990	(192,300)	677,700

Net income for the year	-	-	134,824	134,824

Balance as of December 31, 2018	10	869,990	(57,476)	812,524

Loss for the year	-	-	(165,956)	(165,956)

Balance as of December 31, 2019	10	869,990	(223,432)	646,568

The accompanying notes are an integral part of the financial statements.

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OCEAN PARTNERS Y.O.D.M LTD.

NOTES TO THE FINANCIAL STATEMENTS

(In NIS)

NOTE 1 - GENERAL

Ocean Partners Y.O.D.M Ltd. (hereinafter: the “Company”) was established in August 2014. The Company engages in investment consultation, marketing of investments and portfolio management.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with generally accepted accounting principles in Israel (“Israeli. GAAP”).

A.	Cash and cash equivalents

The Company considers all highly liquid investments, which include short-term bank deposits that are not restricted as to withdrawal or use, and short-term debentures, with original periods to maturity not exceeding three months, to be cash equivalents.

B.	Short-term Deposits

Deposits in banks for short periods, with initial time not in excess of three months from investment date.

C.	Financial instruments

The carrying amounts reported in the balance sheets for cash and cash equivalents, the bank deposit, account receivables, other current assets, suppliers, accounts payable and checks for cashing and accumulated expenses approximate their fair market value.

D.	Fixed assets

Fixed assets are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets based on rates recognized for deductions by the Income Tax Authorities.

E.	Revenue recognition

The Company reports its revenues from services upon actual performance of the service.

F.	Use of Estimates in Preparation of Financial Statements

The preparation of consolidated financial statements in conformity with U.S. GAAP accounting principles requires management to make estimates and assumptions. The Company’s management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

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OCEAN PARTNERS Y.O.D.M LTD.

NOTES TO THE FINANCIAL STATEMENTS

(In NIS)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

G.	Changes in the purchasing power of the Israeli currency

These financial statements are prepared on the basis of “historical” cost without considering the changes that occurred in the purchasing power of the Israeli currency. During the reported year, the Consumer Price Index (CPI) decreased by 0.2% as compared with the prior year, when there was an increase of 0.8%.

H.	Statement of cash flows

These financial statements do not contain a statement of cash flows since it would not add significant financial information to what is contained in these financial statements.

I.	Bookkeeping services

The Company receives bookkeeping services from the accounting firm that audits its financial statements.

NOTE 3 - SHORT-TERM DEPOSITS

	December 31,
	2019	2018

Deposit in bank (*)	-	238,187
Trust account (**)	40,738	32,802
	40,738	270,989

(*)	See notes 8A and 8D in regard to a charge placed on the deposit account.
(**)	In order to guarantee the Company’s liability in accordance with the Standards for Transactions in regard to Financial Consultation in regard to Securities, Marketing of Investments and Managing Portfolios (Net Worth and Insurance), 2000, the trust account is held in Leumi Bank in the name of an attorney.

NOTE 4 - ACCOUNTS RECEIVABLE

	December 31,
	2019	2018
Prepaid expenses	69,943	24,000
Income taxes	5,700	35,501
Deferred taxes	55,000	-
	130,643	59,501

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OCEAN PARTNERS Y.O.D.M LTD.

NOTES TO THE FINANCIAL STATEMENTS

(In NIS)

NOTE 5 - FURNITURE AND FIXTURES, NET

		Furniture and
	Computers	Equipment	Total
A. Cost:
Balance as of January 1, 2019	45,311	132,766	178,077
Additions during the year	2,285	-	2,285
Balance as of December 31, 2019	47,596	132,766	180,362

Accumulated depreciation:
Balance as of January 1, 2019	(34,204)	(9,025)	(43,229)
Additions during the year	(7,287)	(9,575)	(16,862)
Balance as of December 31, 2019	(41,491)	(18,600)	(60,091)

Fixed assets, net as of December 31, 2019	6,105	114,166	120,271
Fixed assets, net as of December 31, 2018	11,747	123,100	134,847
B. Depreciation rates	33%	6%-33%

NOTE 6 - ACCOUNTS PAYABLE

	December 31,
	2019	2018
Expenses payable	55,869	118,876
Institutions	10,535	26,230
Salaries and related items	17,094	34,126
	83,498	179,232

NOTE 7 - SHARE CAPITAL

	December 31,
	2019 and 2018
Number of shares:	Authorized	Issued and Outstanding
Ordinary shares of NIS 0.01 par value each	100,000	10

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OCEAN PARTNERS Y.O.D.M LTD.

NOTES TO THE FINANCIAL STATEMENTS

(In NIS)

NOTE 8 - COMMITMENTS, CHARGES AND GUARANTEES

A.	The Company signed a rental agreement for offices located at 2 Weizman Street in Tel Aviv. Monthly rental fees are in the amount of approximately NIS 33 thousand (not including VAT). Rental period is until April 14, 2022. During August 2019, the Company vacated the rental premises. Upon termination of the rental agreement, the bank guarantee was nullified (see Note 8 - guarantees and charges).

B.	The Company contracted for rendering investment management services to a third party who manages trust funds (Model Trust Funds Ltd.). According to the agreement, the Company will receive as consideration for management services the total management fees and a percentage of increase that will be collected from the trust funds that are receiving the services, net of costs, as agreed upon between the parties. The agreement is for an indefinite period. In addition, the Company bears the costs of hosting a company related to the fund management by payment of a fixed monthly sum for each fund.

C.	The Company signed a rental agreement, commencing August 2019, for offices on 7 Menachem Begin Street in Ramat Gan. The monthly rental fees are approximately NIS 10 thousand (not including VAT). The rental period is indefinite. Cessation of the rental period will be upon a written warning rendered three months in advance.

Guarantees and Charges:

D.	In order to guarantee the Company’s liabilities to its landlords, the Company gave a bank guarantee in the amount of NIS 202 thousand and placed a fixed charge on a deposit in the amount of NIS 202 thousand that is in the bank (See Notes 3 and 8A). As of the date of the financial statements, the charge has not as yet been removed.

Value of the Managed Portfolios:

As of December 31, 2019 the Company manages in trust investment portfolios that have an inclusive value of approximately NIS 89 million and trust funds that have an inclusive value of approximately NIS 367 million (as of December 31, 2018 approximately NIS 58 million and NIS 592 million, respectively).

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OCEAN PARTNERS Y.O.D.M LTD.

NOTES TO THE FINANCIAL STATEMENTS

(In NIS)

NOTE 9 - OPERATING EXPENSES

	Year Ended December 31,
	2019	2018
Salaries and related items	256,749	497,723
Rental fees	403,709	524,371
Fund management and operation	244,752	259,000
Maintenance	193,125	248,636
Work contracted out – marketing advice	80,228	132,634
Advertising and marketing	6,201	38,396
Insurance for professional accountability	48,646	56,094
Vehicle costs	46,126	54,895
Information and stock exchange costs	60,614	61,838
Fees and membership dues	28,295	39,039
	1,368,445	1,912,626

NOTE 10 - GENERAL AND ADMINISTRATIVE EXPENSES

	Year Ended December 31,
	2019	2018
Management fees for directors	842,000	1,212,180
Professional services	48,805	36,709
Hospitality and gifts	2,813	21,204
Other	8,165	7,787
Depreciation expenses	16,862	14,492
	918,645	1,292,372

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OCEAN PARTNERS Y.O.D.M LTD.

NOTES TO THE FINANCIAL STATEMENTS

(In NIS)

NOTE 11 - RELATED PARTIES

A.	Balances and transactions with related parties

	Year Ended December 31,
	2019	2018

Data for results:
Management fees for directors (see Note 10)	842,000	1,212,180

	December 31
	2019	2018
Balance sheet items:
Expenses payable	50,000	75,000

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